UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549








                                  FORM 8-K


                               CURRENT REPORT





                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): July 16, 2004





                           TELEWEST GLOBAL, INC.

           (Exact name of registrant as specified in its charter)






       Delaware                333-110815              59-3778247
       (State of        (Commission File Number)     (IRS Employer
    incorporation)                                 Identification No.)





                         160 Great Portland Street

                       London W1W 5QA, United Kingdom

                 ------------------------------------------

            (Address of principal executive offices) (zip code)

    Registrant's telephone number, including area code: +44-20-7299-5000

ITEM 5.  OTHER EVENTS

     On July 16, 2004 Telewest Communications plc ("Telewest") issued a press release announcing that the "bar dates" for the schemes of arrangement (the "Schemes") comprising part of its financial restructuring have passed. With the passage of the bar dates, the Schemes are closed to claims for which no notice has been received and Telewest will proceed with the distribution of the common stock of Telewest Global, Inc. ("Telewest Global") to its creditors and shareholders. Trading in Telewest Global's common stock on the Nasdaq National Market will commence on 19 July 2004 under the symbol "TLWT". A copy of that press release is attached hereto as
Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.    Description
-----------    -----------

99.1 Press release of Telewest Communications plc announcing passage of bar dates and details of distribution of Telewest Global, Inc. common stock, dated July 16, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               TELEWEST GLOBAL, INC.

Dated:  July 16, 2004          By:   /s/ Clive Burns
                                  ------------------------------------
                                  Name:  Clive Burns
                                  Title: Secretary

                               EXHIBIT INDEX
                               -------------

Exhibit
-------

99.1 Press release of Telewest Communications plc announcing passage of bar dates and details of distribution of Telewest Global, Inc. common stock, dated July 16, 2004.